Events occurring after the reporting date	12 Months Ended
Dec. 31, 2018
Disclosure Of Events After Reporting Period [Abstract]
Events occurring after the reporting date
32. Events occurring after the reporting date

On January 30, 2019, the Company announced that it will resume mining, crushing, stacking and heap leaching at its Kisladag gold mine in Turkey. Extended leach cycles show improved recoveries and revised heap leach plans show improved economics for the heap leaching scenario. As a result, advancement of the previously announced mill project was suspended. Mining is expected to recommence by the end of Q1 2019. Management performed a further impairment test of the Kisladag CGU and determined that no further impairment or reversal of impairment was identified for the Kisladag CGU.